Principal Funds, Inc.
Supplement dated May 13, 2020
to the Statutory Prospectus dated March 1, 2020
(as previously supplemented)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR DIVERSIFIED INTERNATIONAL FUND
Delete the Annual Fund Operating Expenses table and footnotes, and replace with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5	R-6
Management Fees (1)	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.15%	N/A	0.35%	0.30%	0.25%	0.10%	N/A	N/A
Other Expenses	0.29%	0.50%	0.31%	0.13% (1)	0.55%	0.47%	0.34%	0.30%	0.28%	0.02%
Total Annual Fund Operating Expenses	1.25%	2.21%	1.17%	0.84%	1.61%	1.48%	1.30%	1.11%	0.99%	0.73%
Expense Reimbursement (2)	N/A	(0.23)%	N/A	—%	N/A	N/A	N/A	N/A	N/A	—%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.25%	1.98%	1.17%	0.84%	1.61%	1.48%	1.30%	1.11%	0.99%	0.73%
(1) Fees have been restated to reflect current fees.
(2) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.98% for Class C and 0.85% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.04%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 28, 2021; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.

Delete the Example section, and replace with the following:
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$670	$ 925	$1,199	$1,978
Class C	301	669	1,164	2,526
Class J	219	372	644	1,420
Institutional Class	86	268	466	1,037
Class R-1	164	508	876	1,911
Class R-2	151	468	808	1,768
Class R-3	132	412	713	1,568
Class R-4	113	353	612	1,352
Class R-5	101	315	547	1,213
Class R-6	75	233	406	906
With respect to Classes C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$201	$669	$1,164	$2,526
Class J	119	372	644	1,420

In the Performance section, delete the third paragraph and replace with the following:
For periods prior to the inception date of Class R-6 shares (March 1, 2019), the performance shown in the table for Class R-6 is that of the Fund's Class R-3 shares, adjusted to reflect the fees and expenses of Class R-6. However, where the adjustment for fees and expenses results in performance for Class R-6 that is higher than the historical performance of the Class R-3 shares, the historical performance of the Class R-3 shares is used. These adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares.

MANAGEMENT OF THE FUNDS
In the Voluntary Waivers section, delete the paragraph and replace with the following:
Government Money Market and Money Market Funds
PGI has voluntarily agreed to limit the Fund's expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be revised or terminated at any time without notice to the shareholders.

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